SHARE CAPITAL	12 Months Ended
Dec. 31, 2020
Disclosure of classes of share capital [abstract]
SHARE CAPITAL
Common Shares Issued and Outstanding

The Company is authorized to issue an unlimited number of common shares at no par value and a maximum of eight million first preference shares. There were no first preference shares issued or outstanding as at December 31, 2020 (2019: nil).

For the years ended December 31,	2020		2019
	Number of common shares		Number of common shares
Issued and outstanding - 952,620,947 common shares		Amount		Amount
(December 31, 2019 - 950,435,244 common shares):	(In thousands)	(In millions)	(In thousands)	(In millions)
Balance, beginning of year	950,435	$7,639.9	949,342	$7,636.4
Exercise of options and share appreciation rights	167	0.9	—	—
Issued on vesting of restricted share units	1,100	3.4	1,021	3.4
Dividend reinvestment plan (i)	70	0.5	77	0.2
Issuance of flow-through shares (ii)	1,000	5.3	—	—
Share cancellations and other adjustments (iii)	(151)	(1.1)	(5)	(0.1)
Balance, end of year	952,621	$7,648.9	950,435	$7,639.9
(i)The Company has a dividend reinvestment plan to provide holders of common shares a simple and convenient method to purchase additional common shares by electing to automatically reinvest all or any portion of cash dividends paid on common shares held by the plan participant without paying any brokerage commissions, administrative costs or other service charges. At December 31, 2020, a total of 6,713,636 shares have subscribed to the plan.
(ii)On July 3, 2020, the Company closed a flow-through financing for proceeds of $7.4 million (C$10.0 million) consisting of the issue and sale of 1,000,000 flow-through common shares at a price of C$10.00 per share. The proceeds were allocated between the offering of shares and the sale of tax benefits. The allocation was made based on the difference between the quoted price of the shares and the amount the investors paid for the shares, with a deferred flow-through premium liability recognized for the difference. Accordingly, the Company recorded share capital of $5.3 million (C$7.2 million) and a deferred flow-through premium liability of $2.0 million (C$2.7 million). The liability will be reversed and a tax recovery recognized upon filing of the appropriate renunciation forms with the Canadian taxation authorities for qualifying expenditures previously incurred. As at December 31, 2020, the Company had incurred $1.9 million of expenditures in relation to the financing; the Company has until December 31, 2021 to fulfil its obligation by incurring Canadian exploration eligible flow-through expenditures.
(iii)Includes the cancellation of 150,456 common shares that were not exchanged by holders of Osisko common shares pursuant to the terms of the Plan of Arrangement related to the acquisition of the Canadian Malartic mine in 2014. Holders of Osisko common shares were to exchange their shares for common shares of Yamana within a time period of six years following the closing of the transaction. As certain Osisko shareholders failed to surrender their certificates representing Osisko common shares by June 16, 2020, non-certificated positions representing 150,456 Yamana common shares were cancelled during the third quarter of 2020.

Dividends Paid and Declared

For the years ended December 31,	2020	2019
Dividends paid	$53.0	$23.7
Dividends declared in respect of the year	$69.1	$28.8
Dividend paid (per share)	$0.06	$0.03
Dividend declared in respect of the year (per share)	$0.07	$0.03